EXHIBIT 99.1

                        INFOBYPHONE, INC. AND SUBSIDIARY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                         Page
                                                                         ----

Report of Independent Registered Public Accounting Firm ................. F-1

Consolidated Balance Sheet as of December 31, 2004....................... F-2

Consolidated Statement of Operations for the Period from
January 7, 2004 (Inception) to December 31, 2004......................... F-3

Consolidated Statement of Changes in Stockholders' Deficiency for the
Period from January 7, 2004 (Inception) to December 31, 2004............. F-4

Consolidated Statement of Cash Flows for the Period from
January 7, 2004 (Inception) to December 31, 2004......................... F-5

Notes to Consolidated Financial Statements............................... F-6-10

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
  Infobyphone, Inc. and Subsidiary

We have audited the accompanying consolidated balance sheets of Infobyphone, Inc. and subsidiary as of December 31, 2004, and the related consolidated statements of operations changes in stockholders' deficiency and cash flows for the period from January 7, 2004 (inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly in all material respects, the financial position of Infobyphone, Inc. and subsidiary as of December 31, 2004 and the results of its operations and its cash flows for the period from January 7, 2004 (inception) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the consolidated financial statements, the Company has a net loss of $794,845, a working capital deficiency of $129,456, a stockholders' deficiency of $105,311 and used cash in operations of $618,827. This raises substantial doubt about its ability to continue as a going concern. Management's plans concerning this matter are also described in Note 7. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

WEBB & COMPANY, P.A.

Boynton Beach, Florida
May 12, 2005

                        INFOBYPHONE, INC. AND SUBSIDIARY
                           Consolidated Balance Sheet
                                December 31, 2004

--------------------------------------------------------------------------------

                                     ASSETS
CURRENT ASSETS
  Cash                                                                         $      --
  Accounts receivable, net                                                         1,350
                                                                               ---------
       Total Currents Assets                                                       1,350

PROPERTY AND EQUIPMENT, NET                                                       22,645

OTHER ASSETS
   Deposits                                                                        1,500
                                                                               ---------

  TOTAL ASSETS                                                                 $  25,495
                                                                               =========

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
   Cash overdraft                                                              $   2,437
   Account payable                                                               102,624
   Accrued payroll                                                                20,033
   Deferred revenue                                                                5,712
                                                                               ---------
       Total Current Liabilities                                                 130,806

COMMITMENTS AND CONTINGENCIES                                                         --

STOCKHOLDERS' DEFICIENCY
Preferred stock $0.0001 par value, authorized 3,000,000 shares
none issued and outstanding                                                           --
Common stock $0.0001 par value, authorized 15,000,000 shares
2,603,123 shares issued and outstanding                                              260
Additional paid-in capital                                                       867,399
Deferred stock compensation                                                     (178,125)
Accumulated deficit                                                             (794,845)
                                                                               ---------
       Total Stockholders' Deficiency                                           (105,311)
                                                                               ---------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                                 $  25,495
                                                                               =========

          See accompanying notes to consolidated financial statements.

                        INFOBYPHONE, INC. AND SUBSIDIARY
                      Consolidated Statement of Operations
                 For the Period from January 7, 2004 (Inception)
                              to December 31, 2004
--------------------------------------------------------------------------------

REVENUE                                                             $     2,848
                                                                    -----------

COSTS AND OPERATING EXPENSES
   Selling expense                                                       36,215
   Research and development                                              33,032
   Cost of revenue                                                       74,934
   General and administrative expenses                                  279,927
   Professional fees                                                    127,845
   Payroll expense                                                      198,865
   Stock compensation                                                    46,875
                                                                    -----------
        Total Operating Expesnes                                        797,693
                                                                    -----------

NET LOSS FROM OPERATIONS                                               (794,845)

  Income taxes                                                               --
                                                                    -----------

NET LOSS                                                            $  (794,845)
                                                                    ===========

Weighted average number of common shares
  outstanding - basic and diluted                                     1,796,882
                                                                    -----------

Net loss per common share - basic and diluted                       $     (0.44)
                                                                    ===========

          See accompanying notes to consolidated financial statements.

                        INFOBYPHONE, INC. AND SUBSIDIARY
          Consolidated Statement of Changes in Stockholders' Deficiency
                 For the Period from January 7, 2004 (Inception)
                              to December 31, 2004
--------------------------------------------------------------------------------

                                                Preferred Stock          Common Stock            Additional
                                                ---------------      ---------------------        Paid-in         Deferred
                                                Shares   Amount      Shares         Amount        Capitial      Compensation
                                                ------   ------      ------         ------        --------      ------------
Common stock issued to founders for cash          --      $ --      1,465,000      $     147      $  84,353      $      --

Stock issued in reverse merger                    --        --        355,000             35              1             --

Sale of common stock and warrants                 --        --        483,123             48        483,075             --

Option expense                                    --        --             --             --        225,000       (178,125)

Proceeds from exercise of stock option            --        --        300,000             30         74,970             --

Net loss for the period from January 7, 2004

 (inception)to December 31, 2004                  --        --             --             --             --             --
                                                 ----     ----      ---------      ---------      ---------      ---------

BALANCE, DECEMBER 31, 2004                        --      $ --      2,603,123      $     260      $ 867,399      $(178,125)
                                                 ====     ====      =========      =========      =========      =========

                                                Accumulated
                                                  Defecit        Total
                                                  -------        -----
Common stock issued to founders for cash        $      --       $  84,500

Stock issued in reverse merger                         --              36

Sale of common stock and warrants                      --         483,123

Option expense                                         --          46,875

Proceeds from exercise of stock option                 --          75,000

Net loss for the period from January 7, 2004

 (inception)to December 31, 2004                 (794,845)       (794,845)
                                                ---------       ---------

BALANCE, DECEMBER 31, 2004                      $(794,845)      $(105,311)
                                                =========       =========

          See accompanying notes to consolidated financial statements.

                        INFOBYPHONE, INC. AND SUBSIDIARY
                      Consolidated Statement of Cash Flows
      For the Period from January 7, 2004 (Inception) to December 31, 2004
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
            Net loss                                                  $(794,845)
            Adjustments to reconcile net loss to net cash used in
             operating activities
              Depreciation                                                3,624
              Equity issued for services                                 46,875
            Changes in operating assets and liabilities
              Increase in accounts receivable                            (1,350)
              Increase in deposits                                       (1,500)
              Increase in accounts payable                              102,624
              Increase in accrued payroll                                20,033
              Increase in deferred revenue                                5,712
                                                                      ---------
               Cash Flows Used In Operating Activities                 (618,827)
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
            Purchase of equipment                                       (26,269)
                                                                      ---------
               Cash Flows Used In Operating Activities                  (26,269)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
            Proceeds from issuance of common stock                      642,659
            Cash overdraft                                                2,437
                                                                      ---------
               Cash Flows Provided By Financing Activities              645,096
                                                                      ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                    --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               --
                                                                      ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              $      --
                                                                      =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION:

            Interest paid                                             $      --
                                                                      =========
            Income taxes                                              $      --
                                                                      =========

          See accompanying notes to consolidated financial statements.

                         Infobyphone Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                             As of December 31, 2004
--------------------------------------------------------------------------------

1.   Organization and Basis of Presentation

     InfoByPhone, Inc. is a Delaware corporation formed on June 10, 2004. InfoByPhone Inc. provides information services and content through its AskMeNow service to mobile devices. This service allows mobile users to ask questions through text messaging/SMS, email, or IVR voice system and receive answers via text messaging.

     On June 18, 2004, InfoByPhone, Inc. consummated an agreement with InfoByPhone, LLC, an Ohio LLC formed on January 7, 2004, pursuant to which InfoByPhone, LLC exchanged 100% of its member units for 1,465,000 shares or approximately 80% of the common stock of InfoByPhone, Inc. As a result of the agreement, the transaction was treated for accounting purposes as a recapitalization by the accounting acquirer (InfoByPhone, LLC).

     Accordingly, the financial statements include the following:

     (1) The balance sheet consists of the net assets of the acquirer at historical cost and the net assets of the acquiree at historical cost.

     (2) The statement of operations includes the operations of the acquirer for the period presented and the operations of the acquiree from the date of recapitalization.

     InfoByPhone, Inc. and InfoByPhone, LLC are hereafter referred to as (the "Company").

2.   Summary of Significant Accounting Principles

     Principles of Consolidation

     The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, InfoByPhone, LLC. Intercompany accounts and transactions have been eliminated in consolidation.

     Revenue Recognition

     Revenue is recognized over the service period. The Company bills for its services one year in advance. All prepaid annual services revenue is deferred and recognized over the service period.

     Cash and Cash Equivalents

     The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents.

                         Infobyphone Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                             As of December 31, 2004
--------------------------------------------------------------------------------

     Accounts Receivable

     The Company is required to estimate the collectability of its accounts receivable. The Company's reserve for doubtful accounts is estimated by management based on a review of historic losses and the age of existing receivables from specific customers.

     Concentration of Credit Risk

     During 2004, one customer accounted for 100% of the Company's sales and at December 31, 2004, 100% of accounts receivable.

     Use of Accounting Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Property and Equipment

     Property and equipment are stated at cost, less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives of the individual assets. The estimated useful life of the computer equipment is five years and the estimated useful life of the office furniture is seven years.

     Advertising Costs

     Advertising costs are expensed as incurred. Total advertising costs charged to operations for the period ended December 31, 2004 was $17,356.

     Fair Value of Financial Instruments

     The carrying amounts reported in the balance sheet for cash, receivables and accrued expenses approximate fair value based on the short-term maturity of these instruments.

     Income Taxes

     The Company utilizes the liability method of accounting for income taxes as set forth in SFAS 109, "Accounting for Income Taxes." Under the liability method, deferred taxes are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. The Company has a net operating loss carryforward of approximately

                         Infobyphone Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                             As of December 31, 2004
--------------------------------------------------------------------------------

     $689,000, which expires in 2024. The Company has recorded a reserve of $234,260 against the deferred tax asset due to the Company having no profitable operating history. The reconciliation between the statutory federal rate of 34% and the effective federal income tax rate of 0% is an increase to the valuation allowance for the net operating loss carryforward of $234,260.

     Loss Per Share

     The Company has adopted SFAS 128, "Earnings per Share." Loss per common share are computed by dividing income available to common shareholders by the weighted average number of common shares outstanding during the period. Stock warrants were not included in the computation of loss per share for the periods presented because their inclusion is anti-dilutive. The total potential dilutive warrants outstanding at December 31, 2004 were 483,123.

     Business Segments

     The Company operates in one segment and therefore segment information is not presented.

     Stock Based Compensation

     The Company accounts for employee stock options in accordance with APB Opinion No. 25, "Accounting For Stock Issued To Employees" and has adopted the disclosure-only option under SFAS No. 123. The Company accounts for non-employee stock transactions in accordance with SFAS No. 123 as amended by SFAS 148 "Accounting for Stock-Based Compensation - Transition and Disclosure" requires that companies, which do not elect to account for stock-based compensation as prescribed by this statement, disclose the pro-forma effects on earnings per share as if SFAS 123 has been adopted.

     Research and Development

     Research and development expenses include payroll and employee benefits costs associated with product development. The Company has determined that technological feasibility for its software products is reached shortly before the products are released. Costs incurred after technological feasibility is established are not material, and accordingly, all research and development costs are expensed when incurred.

     New Accounting Pronouncements

     Statement of Financial Accounting Standards ("SFAS") No. 151, "Inventory Costs - an amendment of ARB No. 43, Chapter 4", SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67," SFAS No. 153, "Exchanges of Non-monetary Assets
     - an amendment of APB Opinion No. 29," and SFAS No. 123 (revised 2004), "Share-Based Payment," were recently issued. SFAS Nos. 151, 152, 153 and 123 (revised 2004) have no current applicability to the Company and have no effect on the financial statements.

                         Infobyphone Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                             As of December 31, 2004
--------------------------------------------------------------------------------

3.   Accounts Receivable

     Accounts receivable at December 31, 2004 consisted of the following:

          Accounts receivable                    $1,350
          Less allowance for doubtful accounts       --
                                                 ------

          Accounts receivable, net                1,350
                                                 ======

     For the period ended December 31, 2004, the Company recorded a provision
f    or doubtful accounts of $0.

4.   Property and Equipment

     At December 31, 2004 property and equipment consisted of the following:

          Computer equipment              $ 18,179
          Office furniture                   8,090
          Less accumulated depreciation     (3,624)
                                          --------

                                          $ 22,645
                                          ========

     Depreciation expense for the period ended December 31, 2004 was $3,624.

5.   Stockholders' Equity

     The Company's Articles of Incorporation authorize the issuance of 3,000,000 shares of $.0001 par value preferred stock. The Board of Directors has the power to designate the rights and preferences of the preferred stock and issue the preferred stock in one or more series. As of December 31, 2004, the Company has not issued any preferred stock.

     During 2004, the Company issued 355,000 shares of common stock to the founders of InfoByPhone, Inc. for cash of $36.

     During 2004, the Company issued 84,500 member units in InfoByPhone, LLC for cash of $84,500. During June 2004, InfoByPhone, Inc. consummated an agreement with InfoByPhone, LLC, pursuant to which InfoByPhone, LLC exchanged all of its members' units outstanding for 1,465,000 shares of the common stock of InfoByPhone, Inc.

     During 2004, the Company issued 300,000 common stock options with an exercise price of $.25 to a consultant for services. The Company recorded the fair market value of the options based in the intrinsic value of $225,000, which was the difference between the exercise price and the fair market value of the common stock on the date of grant. During 2004, the consultant exercised the 300,000 common stock option with a exercise price of $.25 resulting in the Company receiving net proceeds of $75,000.

                         Infobyphone Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                             As of December 31, 2004
--------------------------------------------------------------------------------

     During 2004, the Company sold a total of 483,123 units that consist of one share of common stock and one warrant to purchase one share of common stock at an exercise price of $2.00 per share that expires three years from the date of issuance for gross proceeds of $483,123.

6.   Commitments and Contingencies

     The Company has entered into various service and content agreements. The agreements are usually effective for a period of one year and require the Company to pay a monthly fee and/or transaction fees based on usage. The costs associated with these contracts are included in costs of revenues.

7.   Going Concern

     As reflected in the accompanying financial statements, the Company has a net loss of $794,845, a working capital deficiency of $129,456, a stockholders' deficiency of $105,311 and used cash in operations of $618,827. These factors raise substantial doubt about the Company's ability to continue as a going concern

     The Company's continued existence is dependent upon its ability to raise capital and to successfully market and sell its products. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

8.   Subsequent Events

     The Company received $100,000 under a secured promissory note dated March 15, 2005. The note bears interest at 16% per annum, is due on the earlier of May 28, 2005 or upon the Company receiving $750,000 of equity or debt proceeds. The note is secured by all of the tangible and intangible assets of the Company.

     During 2005, the Company issued 948,333 shares of common stock for cash of $284,500.

     During April 2005, the Company entered into a securities exchange agreement. The agreement calls for the Company to exchange 100% of its outstanding common shares for 6,000,000 shares or approximately 52% of the total shares of Ocean West Holdings Corp. The acquisition will be treated as a purchase of InfoByPhone, Inc. by Ocean West Holdings Corp. The closing of the transaction is subject to due diligence and other closing conditions. As of May 12, 2005, the transaction has not closed.